EXHIBIT 4.10





                       CLEAR CHANNEL COMMUNICATIONS, INC.

                                       AND

                              THE BANK OF NEW YORK,


                                   as Trustee


                             ----------------------

                          EIGHTH SUPPLEMENTAL INDENTURE

                         Dated as of September 12, 2000

                                       TO

                                SENIOR INDENTURE

                           Dated as of October 1, 1997


                             ----------------------

                    7.25% Senior Notes Due September 15, 2003

                                    Eighth Supplemental  Indenture,  dated as of
                           the 12th day of September 2000 (this "Eighth Supplemental Indenture"), between Clear Channel Communications, Inc., a corporation duly organized and existing under the laws of the State of Texas (hereinafter sometimes referred to as the "Company") and The Bank of New York, a New York banking corporation, as trustee (hereinafter sometimes referred to as the "Trustee") under the Indenture dated as of October 1, 1997, between the Company and the Trustee (the "Indenture"); as set forth in
                           Section 5.01 hereto and except as otherwise set forth herein, all terms used and not defined herein are used as defined in the Indenture.

                  WHEREAS, the Company executed and delivered the Indenture to the Trustee to provide for the future issuance of its Securities, to be issued from time to time in series as might be determined by the Company under the Indenture, in an unlimited aggregate principal amount which may be authenticated and delivered thereunder as in the Indenture provided;

                  WHEREAS, pursuant to the terms of the Indenture, the Company desires to provide for the establishment of a new series of its Securities to be known as its 7.25% Senior Notes Due September 15, 2003 (said series being hereinafter referred to as the "7.25% Notes"), the form of such 7.25% Notes and the terms, provisions and conditions thereof to be as provided in the Indenture and this Eighth Supplemental Indenture;

                  WHEREAS, the Company desires and has requested the Trustee to join with it in the execution and delivery of this Eighth Supplemental
Indenture, and all requirements necessary to make this Eighth Supplemental Indenture a valid instrument, enforceable in accordance with its terms, and to make the 7.25% Notes, when executed by the Company and authenticated and delivered by the Trustee, the valid obligations of the Company, have been performed and fulfilled, and the execution and delivery of this Supplemental Indenture and the 7.25% Notes have been in all respects duly authorized.

                  NOW, THEREFORE, in consideration of the purchase and acceptance of the 7.25% Notes by the holders thereof, and for the purpose of setting forth, as provided in the Indenture, the form of the 7.25% Notes and the terms, provisions and conditions thereof, the Company covenants and agrees with the Trustee as follows:


                                    ARTICLE I

                         General Terms and Conditions of
                                 the 7.25% Notes

                  SECTION 1.01. (a) There shall be and is hereby authorized a series of Securities designated the "7.25% Senior Notes Due September 15, 2003", initially limited in aggregate principal amount to $750,000,000. Without the consent of the Holders of the Notes, the aggregate principal amount of the 7.25% Notes may be increased in the future, on the same terms and conditions and with the same CUSIP number as the 7.25% Notes have. The 7.25% Notes shall mature and the principal thereof shall be due and payable, together with all accrued and unpaid interest thereon on September 15, 2003.

                  SECTION 1.02. (a) The 7.25% Notes shall be initially issued as Global Securities. Principal and interest on the 7.25% Notes issued in certificated form will be payable, the transfer of such 7.25% Notes will be registrable and such 7.25% Notes will be exchangeable for 7.25% Notes bearing identical terms and provisions at the office or agency of the Company in the Borough of Manhattan, The City and State of New York provided for that purpose and transfers of the 7.25% Notes will also be registrable at any of the Company's other offices or agencies as the Company may maintain for that purpose; provided, however, that payment of interest may be made at the option of the Company by check mailed to the registered holder at such address as shall appear in the Security Register and that the payment of principal with respect to the 7.25% Notes will only be made upon surrender of the 7.25% Notes to the Trustee.

                  SECTION 1.03. Each 7.25% Note will bear interest at the rate specified below from September 12, 2000 until the principal thereof becomes due and payable, payable semi-annually in arrears on March 15 and September 15 of each year (each, an "Interest Payment Date", commencing on March 15, 2001), to the person in whose name such 7.25% Note (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest installment, which, except as set forth below, shall be, March 1 or September 1 next preceding the Interest Payment Date with respect to such interest installment. Any installment of interest not punctually paid or duly provided for shall forthwith cease to be payable to the registered holder of a 7.25% Note on such Regular Record Date and may be paid to the person in whose name such 7.25% Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date to be fixed by the Trustee for the payment of such defaulted interest, notice whereof to be given to the registered holders of the 7.25% Notes not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the 7.25% Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.

     The amount of interest payable for any period will be computed on the basis of a 360-day year consisting of twelve 30 day months. In the event that any date on which interest is payable on the 7.25% Notes is not a Business Day, then payment of interest payable on such date will be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of any such delay).

                  SECTION 1.04. The 7.25% Notes are not entitled to any sinking fund.

                  SECTION 1.05. Section 101 of the Indenture is hereby amended, solely with respect to the 7.25% Notes, by amending and restating the definition of "Principal Property" as follows: "Principal Property" means any radio broadcasting, television broadcasting, outdoor advertising or live entertainment property located in the United States owned or leased by the Company or any Subsidiary, unless, in the opinion of the Board of Directors of the Company, such properties are not in the aggregate of material importance to the total business conducted by the Company and its Subsidiaries as an entirety.


                                   ARTICLE II

                    No Optional Redemption of the 7.25% Notes

                  SECTION 2.01. The Company will have no right of optional redemption at any time prior to September 15, 2003.


                                   ARTICLE III


                               Form of 7.25% Notes

                  SECTION 3.01. The 7.25% Notes and the Trustee's Certificate of Authentication to be endorsed thereon are to be substantially in the following forms:

                  UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         THIS SECURITY IS A GLOBAL SECURITY AS REFERRED TO IN THE INDENTURE HEREINAFTER REFERENCED. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR THE INDIVIDUAL SECURITIES REPRESENTED HEREBY, THIS GLOBAL SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.


                       Clear Channel Communications, Inc.
                    7.25% Senior Note Due September 15, 2003

Registered                                                      $[   ],000,000

No. R-[  ]                                                   CUSIP 184502 AJ 1

                  CLEAR CHANNEL COMMUNICATIONS, INC., a corporation duly organized and existing under the laws of the State of Texas (herein called the "Company", which term includes any successor under the Indenture hereinafter referred to), for value received, hereby promises to pay to

                                   Cede & Co.

or registered assigns, the principal sum of $[ ],000,000 at the office or agency of the Company in the Borough of Manhattan, The City of New York, on September 15, 2003 in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest on said principal sum semi-annually on March 15 and September 15 of each year, commencing March 15, 2001 (each an "Interest Payment Date"), at said office or agency, in like coin or currency, at the rate per annum specified in the title hereof, from March 15 or September 15, as the case may be, next preceding the date of this Note to which interest on the Notes has been paid or duly provided for (unless the date hereof is the date to which interest on the Notes has been paid or duly provided for, in which case from the date of this Note), or if no interest has been paid on the Notes or duly provided for, from September 12, 2000 until payment of said principal sum has been made or duly provided for. Notwithstanding the foregoing, if the date hereof is after the 1st day of any March or September and before the next succeeding March 15 or September 15, this Note shall bear interest from such March 15 or September 15, as the case may be; provided, however, that if the Company shall default in the payment of interest due on such March 15 or September 15, then this Note shall bear interest from the next preceding March 15 or September 15 to which interest on this Note has been paid or duly provided for, or, if no interest has been paid on this Note or duly provided for, from September 12, 2000. The interest so payable, and punctually paid or duly provided for, on any March 15 or September 15 will, except as provided in the Indenture dated as of October 1, 1997, as supplemented by the Eighth Supplemental Indenture dated as of September 12, 2000 (herein called the "Indenture"), duly executed and delivered by the Company and The Bank of New York, as Trustee (herein called the "Trustee"), be paid to the Person in whose name this Note (or one or more Predecessor Securities) are registered at the close of business on the next preceding March 1 or September 1, as the case may be (herein called the "Regular Record Date"), whether or not a Business Day, and may, at the option of the Company, be paid by check mailed to the registered address of such Person. Any such interest which is payable, but is not so punctually paid or duly provided for, shall forthwith cease to be payable to the registered Holder on such Regular Record Date and may be paid either to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of the Notes not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed and upon such notice as may be required by such exchange, if such manner of payment shall be deemed practical by the Trustee, all as more fully provided in the Indenture. Notwithstanding the foregoing, in the case of interest payable at Stated Maturity, such interest shall be paid to the same Person to whom the principal hereof is payable. Interest on the Notes will be computed on the basis of a 360-day year consisting of twelve 30-day months.

                  The Bank of New York will be the Paying Agent and the Security Registrar with respect to the Notes. The Company reserves the right at any time to vary or terminate the appointment of any Paying Agent or Security Registrar, to appoint additional or other Paying Agents and other Security Registrars, which may include the Company, and to approve any change in the office through which any Paying Agent or Security Registrar acts; provided that there will at all times be a Paying Agent in The City of New York and there will be no more than one Security Registrar for the Notes.

                  This Note is one of the duly authorized issue of debentures, notes, bonds or other evidences of indebtedness (hereinafter called the "Securities") of the Company, of the series hereinafter specified, all issued or to be issued under and pursuant to the Indenture, to which Indenture and any other indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee and any agent of the Trustee, any Paying Agent, the Company and the Holders of the Securities and the terms upon which the Securities are issued and are to be authenticated and delivered.

                  The Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest (if any) at different rates, may be subject to different redemption provisions (if any), may be subject to different covenants and Events of Default and may otherwise vary as provided or permitted in the Indenture. This Note is one of the series of Securities of the Company issued pursuant to the Indenture and designated as the 7.25% Senior Notes Due September 15, 2003 (herein called the "Notes").

                  The Notes are not subject to redemption at the option of the Company.

                  If an Event of Default with respect to the Notes shall occur and be continuing, the principal of all of the Notes may be declared due and payable in the manner, with the effect and subject to the conditions provided in the Indenture.

                  The Indenture permits, with certain exceptions as therein provided, the Company and the Trustee to enter into supplemental indentures to the Indenture for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of modifying in any manner the rights of the Holders of the Securities of each series under the Indenture with the consent of the Holders of not less than a majority in principal amount of the Securities at the time Outstanding of each series to be affected thereby on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults and their consequences with respect to such series under the Indenture. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange here for or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note or such other Notes.

                  No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the place, rate and respective times and in the coin or currency herein and in the Indenture prescribed.

                  As provided in the Indenture and subject to the satisfaction of certain conditions therein set forth, including the deposit of certain trust funds in trust, the Company shall be deemed to have paid and discharged the entire indebtedness represented by, and the obligations under, the Securities of any series and to have satisfied all the obligations (with certain exceptions) under the Indenture relating to the Securities of such series.

                  The Notes are issuable in registered form without coupons in denominations of $1,000 and any integral multiple of $1,000. Notes may be exchanged for a like aggregate principal amount of Notes of other authorized denominations at the office or agency of the Company in the Borough of Manhattan, The City of New York, designated for such purpose or at any of the Company's other offices or agencies as the Company may maintain for such purspose and in the manner and subject to the limitations provided in the Indenture.

                  Upon due presentment for registration of transfer of this Note at the office or agency of the Company in the Borough of Manhattan, The City of New York designated for such purpose or at any of the Company's other offices or agencies as the Company may maintain for such purspose, a new Note or Notes of authorized denominations for a like aggregate principal amount will be issued to the transferee in exchange therefor, subject to the limitations provided in the Indenture.

                  No charge shall be made for any such transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge imposed in connection therewith.

                  The Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

                  Unless otherwise defined herein, all terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                  This Note shall be construed in accordance with and governed by the laws of the State of New York.

                  Unless the certificate of authentication hereon has been manually executed by or on behalf of the Trustee under the Indenture, this Note shall not be entitled to any benefits under the Indenture, or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, CLEAR CHANNEL COMMUNICATIONS, INC. has caused this Note to be duly executed.


                                        CLEAR CHANNEL COMMUNICATIONS, INC.

                                    by  ____________________________
                                        Name:
                                        Title:

[Company Seal]                      by  ____________________________
                                        Name:
                                        Title:



                                  TRUSTEE'S CERTIFICATE OF AUTHENTICATION


                  This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.


                                            THE BANK OF NEW YORK,
                                                     as Trustee,

Dated:  _______________              by  ___________________________
                                         Authorized Signatory

                            ------------------------

                                  ABBREVIATIONS

                  The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

         TEN COM--as tenants in common
         TEN ENT--as tenants by the entireties
         JT TEN--as joint tenants with right of survivorship  and not as tenants in common UNIF GIFT MIN ACT--...........Custodian.........
                                                     (Cust)            (Minor)
                                    Under Uniform Gifts to Minors Act
                                    ----------------------------------------
                                     (State)

                                 Additional   abbreviations  may  also  be  used
                                       though not in the above list.

                                        --------------------------

     FOR  VALUE  RECEIVED,  the  undersigned  hereby  sell(s),   assign(s),  and
transfer(s) unto

----------------------------------
:                                                                      :
:                                 :
PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE:

PLEASE  PRINT  OR  TYPEWRITE  NAME  AND  ADDRESS  INCLUDING  POSTAL  ZIP CODE
OF ASSIGNEE:
------------------------------------------------------------

__________________________________________________   the  within  Note  and  all
rights   thereunder,    hereby    irrevocably    constituting   and   appointing
----------------------------------------------------







attorney to transfer said Note on the books of the Company, with full power of substitution in the premises.

-------------------------------------------------------------------------------

Dated:  _______________________                      ________________________
                                                     Signature Guaranty
-------------------------------
Signature                                    Signatures must be guaranteed by an
                                             "eligible guarantor institution"
(Signature must correspond with              meeting the requirements of the
the name as written upon the face of         Registrar, which requirements
the within instrument in every               include membership or participation
particular, without alteration or            in the Security Transfer Agent
enlargement or any change whatever.)         Medallion Program ("STAMP") or
                                             such other "signature guarantee
                                             program" as may be determined by
                                             the Registrar in addition to, or in
                                             substitution for, STAMP, all in
                                             accordance with the Securities
                                             Exchange Act of 1934, as amended.

-------------------------------------------------------------------------------

                                   ARTICLE IV

                          Original Issue of 7.25% Notes

                  SECTION 4.01. 7.25% Notes in the initial aggregate principal amount equal to $750,000,000 may, upon execution of this Eighth Supplemental Indenture, be executed by the Company and delivered to the Trustee for authentication, and the Trustee shall thereupon authenticate and make available for delivery said 7.25% Notes to or upon a Company Order.


                                    ARTICLE V

                            Miscellaneous Provisions

                  SECTION 5.01. Except as otherwise expressly provided in this Eighth Supplemental Indenture or in the form of 7.25% Note or otherwise clearly required by the context hereof or thereof, all terms used herein or in said form of 7.25% Note that are defined in the Indenture shall have the several meanings respectively assigned to them thereby.

                  SECTION 5.02. The Indenture, as supplemented by this Eighth Supplemental Indenture, is in all respects ratified and confirmed. This Eighth Supplemental Indenture shall be deemed part of the Indenture in the manner and to the extent herein and therein provided.

                  SECTION 5.03. The recitals herein contained are made by the Company and not by the Trustee, and the Trustee assumes no responsibility for the correctness thereof. The Trustee makes no representation as to the validity or sufficiency of this Eighth Supplemental Indenture.

                  SECTION 5.04. This Eighth Supplemental Indenture may be executed in any number of counterparts each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.

                  IN WITNESS WHEREOF, the parties hereto have caused this Eighth Supplemental Indenture to be duly executed as of the day and year first above written.

                                            CLEAR CHANNEL COMMUNICATIONS, INC.,

                                            by_________________________________
                                                     Name:
                                                     Title:

                                            THE BANK OF NEW YORK, as Trustee

                                            by_________________________________
                                                     Name:
                                                     Title:

                                                                  EXHIBIT 4.11



                       CLEAR CHANNEL COMMUNICATIONS, INC.

                                       AND

                              THE BANK OF NEW YORK,


                                   as Trustee


                             ----------------------

                          NINTH SUPPLEMENTAL INDENTURE

                         Dated as of September 12, 2000

                                       TO

                                SENIOR INDENTURE

                           Dated as of October 1, 1997


                             ----------------------

                    7.65% Senior Notes Due September 15, 2010

                                    Ninth  Supplemental  Indenture,  dated as of
                           the 12th day of September 2000 (this "Ninth Supplemental Indenture"), between Clear Channel Communications, Inc., a corporation duly organized and existing under the laws of the State of Texas (hereinafter sometimes referred to as the "Company") and The Bank of New York, a New York banking corporation, as trustee (hereinafter sometimes referred to as the "Trustee") under the Indenture dated as of October 1, 1997, between the Company and the Trustee (the "Indenture"); as set forth in
                           Section 5.01 hereto and except as otherwise set forth herein, all terms used and not defined herein are used as defined in the Indenture.

                  WHEREAS, the Company executed and delivered the Indenture to the Trustee to provide for the future issuance of its Securities, to be issued from time to time in series as might be determined by the Company under the Indenture, in an unlimited aggregate principal amount which may be authenticated and delivered thereunder as in the Indenture provided;

                  WHEREAS, pursuant to the terms of the Indenture, the Company desires to provide for the establishment of a new series of its Securities to be known as its 7.65% Senior Notes Due September 15, 2010 (said series being hereinafter referred to as the "7.65% Notes"), the form of such 7.65% Notes and the terms, provisions and conditions thereof to be as provided in the Indenture and this Ninth Supplemental Indenture;

                  WHEREAS, the Company desires and has requested the Trustee to join with it in the execution and delivery of this Ninth Supplemental Indenture, and all requirements necessary to make this Ninth Supplemental Indenture a valid instrument, enforceable in accordance with its terms, and to make the 7.65% Notes, when executed by the Company and authenticated and delivered by the Trustee, the valid obligations of the Company, have been performed and fulfilled, and the execution and delivery of this Supplemental Indenture and the 7.65% Notes have been in all respects duly authorized.


                  NOW, THEREFORE, in consideration of the purchase and acceptance of the 7.65% Notes by the holders thereof, and for the purpose of setting forth, as provided in the Indenture, the form of the 7.65% Notes and the terms, provisions and conditions thereof, the Company covenants and agrees with the Trustee as follows:


                                    ARTICLE I

                         General Terms and Conditions of
                                 the 7.65% Notes

                  SECTION 1.01. (a) There shall be and is hereby authorized a series of Securities designated the "7.65% Senior Notes Due September 15, 2010", initially limited in aggregate principal amount to $750,000,000. Without the consent of the Holders of the Notes, the aggregate principal amount of the 7.65% Notes may be increased in the future, on the same terms and conditions and with the same CUSIP number as the 7.65% Notes have. The 7.65% Notes shall mature and the principal thereof shall be due and payable, together with all accrued and unpaid interest thereon on September 15, 2010.

                  SECTION 1.02. (a) The 7.65% Notes shall be initially issued as Global Securities. Principal and interest on the 7.65% Notes issued in certificated form will be payable, the transfer of such 7.65% Notes will be registrable and such 7.65% Notes will be exchangeable for 7.65% Notes bearing identical terms and provisions at the office or agency of the Company in the Borough of Manhattan, The City and State of New York provided for that purpose and transfers of the 7.65% Notes will also be registrable at any of the Company's other offices or agencies as the Company may maintain for that purpose; provided, however, that payment of interest may be made at the option of the Company by check mailed to the registered holder at such address as shall appear in the Security Register and that the payment of principal with respect to the 7.65% Notes will only be made upon surrender of the 7.65% Notes to the Trustee.

                  SECTION 1.03. Each 7.65% Note will bear interest at the rate of 7.65% per annum from September 12, 2000 until the principal thereof becomes due and payable, payable (subject to the provisions of Article II) semi-annually in arrears on March 15 and September 15 of each year (each, an "Interest Payment Date", commencing on March 15, 2001), to the person in whose name such 7.65% Note (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest installment, which, except as set forth below, shall be, March 1 or September 1 next preceding the Interest Payment Date with respect to such interest installment. Any installment of interest not punctually paid or duly provided for shall forthwith cease to be payable to the registered holder of a 7.65% Note on such Regular Record Date and may be paid to the person in whose name such 7.65% Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date to be fixed by the Trustee for the payment of such defaulted interest, notice whereof to be given to the registered holders of the 7.65% Notes not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the 7.65% Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.

                  The amount of interest payable for any period will be computed on the basis of a 360-day year consisting of twelve 30-day months. In the event that any date on which interest is payable on the 7.65% Notes is not a Business Day, then payment of interest payable on such date will be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of any such delay).

                  SECTION 1.04. The 7.65% Notes are not entitled to any sinking fund.

                  SECTION 1.05. Section 101 of the Indenture is hereby amended, solely with respect to the 7.65% Notes, by amending and restating the definition of "Principal Property" as follows: "Principal Property" means any radio broadcasting, television broadcasting, outdoor advertising or live entertainment property located in the United States owned or leased by the Company or any Subsidiary, unless, in the opinion of the Board of Directors of the Company, such properties are not in the aggregate of material importance to the total business conducted by the Company and its Subsidiaries as an entirety.

                                   ARTICLE II

                     Optional Redemption of the 7.65% Notes

                  SECTION 2.01. The 7.65% Notes will be redeemable as a whole at any time or in part from time to time, at the option of the Company, at a redemption price equal to the greater of (i) 100% of the principal amount of such 7.65% Notes and (ii) the sum of the present values of the remaining scheduled payments of principal and interest thereon from the redemption date to September 15, 2010, discounted to the redemption date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined below) plus 35 basis points plus, in either case, any interest accrued but not paid to the date of redemption. Notice of any redemption will be mailed at least 30 days but no more than 60 days before the redemption date to each holder of the 7.65% Notes to be redeemed. Unless the Company defaults in payment of the redemption price, on and after the redemption date interest will cease to accrue on the 7.65% Notes or portions thereof called for redemption. The 7.65% Notes will not be subject to any sinking fund provision.

                  "Treasury Rate" means, with respect to any redemption date for the 7.65% Notes, (i) the yield, under the heading which represents the average for the immediately preceding week, appearing in the most recently published statistical release designated "H.15(519)" or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption "Treasury Constant Maturities," for the maturity corresponding to the Comparable Treasury Issue (if no maturity is within three months before or after the maturity date, yields for the two published maturities most closely corresponding to the Comparable Treasury Issue shall be determined and the Treasury Rate shall be interpolated or extrapolated from such yields on a straight line basis, rounding to the nearest month) or
(ii) if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per annum equal to the semi-annual equivalent yield maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date. The Treasury Rate shall be calculated on the third Business Day preceding the redemption date.

                  "Comparable Treasury Issue" means the United States Treasury security selected by an "Independent Investment Banker" as having a maturity comparable to the remaining term of the 7.65% Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such 7.65% Notes.

                  "Independent Investment Banker" means one of the Reference Treasury Dealers appointed by the Company after consultation with the Trustee.

                  "Comparable Treasury Price" means, with respect to any redemption date for the 7.65% Notes, (i) the average of four Reference Treasury Dealer Quotations (as defined below) for the redemption date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (ii) if the Trustee obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations obtained.

                  "Reference Treasury Dealer" means each of Credit Suisse First Boston Corporation, Salomon Smith Barney Inc. and two other primary U.S. Government securities dealers in New York City (each, a "Primary Treasury Dealer") appointed by the Trustee in consultation with the Company; provided, however, that if any of the foregoing shall cease to be a Primary Treasury Dealer, the Company shall substitute therefor another Primary Treasury Dealer.

                  "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m. on the third Business Day preceding such redemption date.


                                   ARTICLE III

                               Form of 7.65% Notes

                  SECTION 3.01. The 7.65% Notes and the Trustee's Certificate of Authentication to be endorsed thereon are to be substantially in the following forms:

                  UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY; A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                  THIS SECURITY IS A GLOBAL SECURITY AS REFERRED TO IN THE INDENTURE HEREINAFTER REFERENCED. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR THE INDIVIDUAL SECURITIES REPRESENTED HEREBY, THIS GLOBAL SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.


                       Clear Channel Communications, Inc.
                    7.65% Senior Note Due September 15, 2010

Registered                                                      $[   ],000,000

No. R-[  ]                                                   CUSIP 184502 AK 8

                  CLEAR CHANNEL COMMUNICATIONS, INC., a corporation duly organized and existing under the laws of the State of Texas (herein called the "Company", which term includes any successor under the Indenture hereinafter referred to), for value received, hereby promises to pay to

                                   Cede & Co.

or registered assigns, the principal sum of $[ ],000,000 at the office or agency of the Company in the Borough of Manhattan, The City of New York, on September 15, 2010 in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest on said principal sum semiannually on March 15 and September 15 of each year, commencing March 15, 2001 (each an "Interest Payment Date"), at said office or agency, in like coin or currency, at the rate per annum specified in the title hereof, from March 15 or September 15, as the case may be, next preceding the date of this Note to which interest on the Notes has been paid or duly provided for (unless the date hereof is the date to which interest on the Notes has been paid or duly provided for, in which case from the date of this
Note), or if no interest has been paid on the Notes or duly provided for, from September 12, 2000 until payment of said principal sum has been made or duly provided for. Notwithstanding the foregoing, if the date hereof is after the 1st day of any March or September and before the next succeeding March 15 or September 15, this Note shall bear interest from such March 15 or September 15, as the case may be; provided, however, that if the Company shall default in the payment of interest due on such March 15 or September 15, then this Note shall bear interest from the next preceding March 15 or September 15 to which interest on the Notes has been paid or duly provided for, or, if no interest has been paid on the Notes or duly provided for, from September 12, 2000. The interest so payable, and punctually paid or duly provided for, on any March 15 or September 15 will, except as provided in the Indenture dated as of October 1, 1997, as supplemented by the Ninth Supplemental Indenture dated as of September 12, 2000 (herein called the "Indenture"), duly executed and delivered by the Company and The Bank of New York, as Trustee (herein called the "Trustee"), be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on the next preceding March 1 or September 1, as the case may be (herein called the "Regular Record Date"), whether or not a Business Day, and may, at the option of the Company, be paid by check mailed to the registered address of such Person. Any such interest which is payable, but is not so punctually paid or duly provided for, shall forthwith cease to be payable to the registered Holder on such Regular Record Date and may be paid either to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of the Notes not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed and upon such notice as may be required by such exchange, if such manner of payment shall be deemed practical by the Trustee, all as more fully provided in the Indenture. Notwithstanding the foregoing, in the case of interest payable at Stated Maturity, such interest shall be paid to the same Person to whom the principal hereof is payable. Interest on the Notes will be computed on the basis of a 360-day year consisting of twelve 30-day months.

                  The Bank of New York will be the Paying Agent and the Security Registrar with respect to the Notes. The Company reserves the right at any time to vary or terminate the appointment of any Paying Agent or Security Registrar, to appoint additional or other Paying Agents and other Security Registrars which may include the Company, and to approve any change in the office through which any Paying Agent or Security Registrar acts; provided that there will at all times be a Paying Agent in The City of New York and there will be no more than one Security Registrar for the Notes.

                  This Note is one of the duly authorized issue of debentures, notes, bonds or other evidences of indebtedness (hereinafter called the "Securities") of the Company, of the series hereinafter specified, all issued or to be issued under and pursuant to the Indenture, to which Indenture and any other indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee and any agent of the Trustee, any Paying Agent, the Company and the Holders of the Securities and the terms upon which the Securities are issued and are to be authenticated and delivered.

                  The Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest (if any) at different rates, may be subject to different redemption provisions (if any), may be subject to different covenants and Events of Default and may otherwise vary as provided or permitted in the Indenture. This Note is one of the series of Securities of the Company issued pursuant to the Indenture and designated as the 7.65% Senior Notes Due September 15, 2010 (herein called the "Notes").

                  The Notes will be redeemable as a whole at any time or in part from time to time, at the option of the Company, at a redemption price equal to the greater of (i) 100% of the principal amount of such Notes and (ii) the sum of the present values of the remaining scheduled payments of principal and interest thereon from the redemption date to September 15, 2010, discounted to the redemption date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined below) plus 35 basis points plus, in either case, any interest accrued but not paid to the date of redemption. Notice of any redemption will be mailed at least 30 days but no more than 60 days before the redemption date to each holder of the Notes to be redeemed. Unless the Company defaults in payment of the redemption price, on and after the redemption date interest will cease to accrue on the Notes or portions thereof called for redemption. The Notes will not be subject to any sinking fund provision.

                  "Treasury Rate" means, with respect to any redemption date for the Notes, (i) the yield, under the heading which represents the average for the immediately preceding week, appearing in the most recently published statistical release designated "H.15(519)" or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption "Treasury Constant Maturities," for the maturity corresponding to the Comparable Treasury Issue (if no maturity is within three months before or after the maturity date, yields for the two published maturities most closely corresponding to the Comparable Treasury Issue shall be determined and the Treasury Rate shall be interpolated or extrapolated from such yields on a straight line basis, rounding to the nearest month) or
(ii) if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per annum equal to the semi-annual equivalent yield maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date. The Treasury Rate shall be calculated on the third Business Day preceding the redemption date.

                  "Comparable Treasury Issue" means the United States Treasury security selected by an "Independent Investment Banker" as having a maturity comparable to the remaining term of the Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Notes.

                  "Independent Investment Banker" means one of the Reference Treasury Dealers appointed by the Company after consultation with the Trustee.

                  "Comparable Treasury Price" means, with respect to any redemption date for the Notes, (i) the average of four Reference Treasury Dealer Quotations (as defined below) for the redemption date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (ii) if the Trustee obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations obtained.

                  "Reference Treasury Dealer" means each of Credit Suisse First Boston Corporation, Salomon Smith Barney Inc. and two other primary U.S. Government securities dealers in New York City (each, a "Primary Treasury Dealer") appointed by the Company in consultation with the Trustee; provided, however, that if any of the foregoing shall cease to be a Primary Treasury Dealer, the Company shall substitute therefor another Primary Treasury Dealer.

                  "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m. on the third Business Day preceding such redemption date.

                  If an Event of Default with respect to the Notes shall occur and be continuing, the principal of all of the Notes may be declared due and payable in the manner, with the effect and subject to the conditions provided in the Indenture.

                  The Indenture permits, with certain exceptions as therein provided, the Company and the Trustee to enter into supplemental indentures to the Indenture for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of modifying in any manner the rights of the Holders of the Securities of each series under the Indenture with the consent of the Holders of not less than a majority in principal amount of the Securities at the time Outstanding of each series to be affected thereby on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults and their consequences with respect to such series under the Indenture. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange here for or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note or such other Notes.

                  No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the place, rate and respective times and in the coin or currency herein and in the Indenture prescribed.

                  As provided in the Indenture and subject to the satisfaction of certain conditions therein set forth, including the deposit of certain trust funds in trust, the Company shall be deemed to have paid and discharged the entire indebtedness represented by, and the obligations under, the Securities of any series and to have satisfied all the obligations (with certain exceptions) under the Indenture relating to the Securities of such series.

                  The Notes are issuable in registered form without coupons in denominations of $1,000 and any integral multiple of $1,000. Notes may be exchanged for a like aggregate principal amount of Notes of other authorized denominations at the office or agency of the Company in the Borough of Manhattan, The City of New York, designated for such purpose or at any of the Company's other offices or agencies as the Company may maintain for such purpose and in the manner and subject to the limitations provided in the Indenture.

                  Upon due presentment for registration of transfer of this Note at the office or agency of the Company in the Borough of Manhattan, The City of New York designated for such purpose or at any of the Company's other offices or agencies as the Company may maintain for such purpose, a new Note or Notes of authorized denominations for a like aggregate principal amount will be issued to the transferee in exchange therefor, subject to the limitations provided in the Indenture.

                  No charge shall be made for any such transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge imposed in connection therewith.

                  The Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

                  Unless otherwise defined herein, all terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                  This Note shall be construed in accordance with and governed by the laws of the State of New York.

                  Unless the certificate of authentication hereon has been manually executed by or on behalf of the Trustee under the Indenture, this Note shall not be entitled to any benefits under the Indenture, or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, CLEAR CHANNEL COMMUNICATIONS, INC. has caused this Note to be duly executed.


                                    CLEAR CHANNEL COMMUNICATIONS, INC.

                                    by  ____________________________
                                        Name:
                                        Title:


[Company Seal]                      by  ____________________________
                                        Name:
                                        Title:


                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION


                  This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.


                                            THE BANK OF NEW YORK,
                                                     as Trustee,

Dated: _____________                by ___________________________
                                       Authorized Signatory

                            ------------------------

                                  ABBREVIATIONS

                  The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

         TEN COM--as tenants in common
         TEN ENT--as tenants by the entireties
         JT TEN--as joint tenants with right of survivorship  and not as tenants in common UNIF GIFT MIN ACT--...........Custodian.........
                                                     (Cust)            (Minor)
                        Under Uniform Gifts to Minors Act
                                    ----------------------------------------
                                                              (State)

                    Additional abbreviations may also be used
                                       though not in the above list.

                           --------------------------

     FOR  VALUE  RECEIVED,  the  undersigned  hereby  sell(s),   assign(s),  and
transfer(s) unto

----------------------------------
:                                                                      :
:                                 :
PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE:

PLEASE  PRINT  OR  TYPEWRITE  NAME  AND  ADDRESS  INCLUDING  POSTAL  ZIP CODE OF
ASSIGNEE:

------------------------------------------------------------

__________________________________________________   the  within  Note  and  all
rights   thereunder,    hereby    irrevocably    constituting   and   appointing
----------------------------------------------------







attorney to transfer said Note on the books of the Company, with full power of substitution in the premises.



Dated:  _______________________                     ________________________
                                                    Signature Guaranty
-------------------------------
           Signature                         Signatures must be guaranteed by an
                                             "eligible guarantor institution"
(Signature must correspond with              meeting the requirements of the
the name as written upon the face of         Registrar, which requirements
the within instrument in every               include membership or participation
particular, without alteration or            in the Security Transfer Agent
enlargement or any change whatever.)         Medallion Program ("STAMP") or
                                             such other "signature guarantee
                                             program" as may be determined by
                                             the Registrar in addition to, or
                                             in substitution for, STAMP, all in
                                             accordance with the Securities
                                             Exchange Act of 1934, as amended.

                                   ARTICLE IV

                          Original Issue of 7.65% Notes

                  SECTION 4.01. 7.65% Notes in the initial aggregate principal amount equal to $750,000,000 may, upon execution of this Ninth Supplemental Indenture, be executed by the Company and delivered to the Trustee for authentication, and the Trustee shall thereupon authenticate and make available for delivery said 7.65% Notes to or upon a Company Order.


                                    ARTICLE V

                            Miscellaneous Provisions

                  SECTION 5.01. Except as otherwise expressly provided in this Ninth Supplemental Indenture or in the form of 7.65% Note or otherwise clearly required by the context hereof or thereof, all terms used herein or in said form of 7.65% Note that are defined in the Indenture shall have the several meanings respectively assigned to them thereby.

                  SECTION 5.02. The Indenture, as supplemented by this Ninth Supplemental Indenture, is in all respects ratified and confirmed. This Ninth Supplemental Indenture shall be deemed part of the Indenture in the manner and to the extent herein and therein provided.

                  SECTION 5.03. The recitals herein contained are made by the Company and not by the Trustee, and the Trustee assumes no responsibility for the correctness thereof. The Trustee makes no representation as to the validity or sufficiency of this Ninth Supplemental Indenture.

                  SECTION  5.04.  This  Ninth  Supplemental   Indenture  may  be
executed in any number of counterparts each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.

                  IN WITNESS WHEREOF, the parties hereto have caused this Ninth Supplemental Indenture to be duly executed as of the day and year first above written.

                                            CLEAR CHANNEL COMMUNICATIONS, INC.,

                                            by_________________________________
                                                     Name:
                                                     Title:


                                            THE BANK OF NEW YORK, as Trustee

                                            by_________________________________
                                                     Name:
                                                     Title: